Exhibit 99.1

ROSMAN & GERMAIN LLP

Daniel L. Germain (Bar No. 143334)

16311 Ventura Boulevard, Suite 1200

Encino, CA 91436-2152

Telephone: (818) 788-0877

Facsimile: (818) 788-0885

BARROWAY TOPAZ KESSLER

MELTZER & CHECK, LLP

Eric L. Zagar (Bar No. 250519)

Michael J. Hynes

Tara P. Kao

280 King of Prussia Road

Radnor, PA 19087

Telephone:  (610) 667-7706

Facsimile: (610) 667-7056

Counsel for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF LOS ANGELES

DONALD R. MAYERS, derivatively on behalf of nominal defendant INTERNATIONAL RECTIFIER CORPORATION,	Case No. BC395652
STIPULATION OF SETTLEMENT
Plaintiff,

v.

ERIC LIDOW, ALEXANDER LIDOW, PH.D., ROBERT GRANT, MICHAEL P. MCGEE, ROBERT S. ATTIYEH, JAMES D. PLUMMER, JACK O. VANCE and ROCHUS E. VOGT,

Defendants,

and

INTERNATIONAL RECTIFIER CORPORATION,

Nominal Defendant.

This Stipulation of Settlement, dated July 16, 2010 (the “Stipulation”), is made and entered into by and among the following Parties (as defined in ¶1.12 infra), each by and through their respective counsel: Plaintiff Donald R. Mayers (on behalf of himself and derivatively on behalf of Nominal Defendant International Rectifier Corporation (“IR” or the “Company”)), IR, and the Individual Defendants (as defined in ¶1.8 infra).  The Stipulation is intended by the Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in ¶1.18 infra), upon and subject to the terms and conditions hereof.

I.                                         INTRODUCTION

On August 1, 2008, Plaintiff brought a shareholder derivative action on behalf of IR against the Individual Defendants, alleging breaches of fiduciary duty, unjust enrichment and violations of California’s insider trading laws.  Specifically, Plaintiff alleged that the Individual Defendants breached their fiduciary duties to the Company and to its shareholders by improperly recognizing revenues and misreporting expenses and taxes at IR, resulting in a multi-million dollar restatement of the Company’s prior financial statements.  On December 22, 2008, IR filed a demurrer based on Plaintiff’s failure to make a pre-suit demand, which Plaintiff opposed on January 29, 2009.  On January 15, 2009, Plaintiff propounded discovery requests on IR demanding documents related to the issue of demand futility.  On February 18, 2009, IR provided Plaintiff with documents regarding the issue of demand futility.

Before a hearing on IR’s initial demurrer, on April 3, 2009, Plaintiff filed his First Amended Verified Shareholder Derivative Complaint (the “Amended Complaint”).  On May 8, 2009, IR filed a demurrer on the Amended Complaint, again on the grounds of demand futility.  On June 5, 2009, Plaintiff filed his opposition to the demurrer.  After hearing oral argument, on August 13, 2009, the Court entered a Ruling and Order sustaining IR’s demurrer on the Amended Complaint, without leave to amend.  On September 1, 2009, the Court entered a Final Judgment (“9/1/09 Final Judgment”) dismissing the Amended Complaint with prejudice.  On September 14, 2009, Plaintiff filed a notice of appeal of the Court’s order dismissing the Action (as defined in ¶1.1).

In an effort to begin a dialogue concerning a possible resolution of Plaintiff’s claims, on October 2, 2009, Plaintiff’s Counsel sent a settlement demand letter to IR’s counsel, requesting that IR adopt and/or implement certain corporate governance enhancements.  Specifically, Plaintiff requested that the Company implement new or enhanced processes for tracking, recording and verifying revenues and also adopt corporate governance changes designed to strengthen the Company’s internal controls and Board independence.  Thereafter, Plaintiff’s Counsel and IR’s counsel engaged in good faith, arm’s length settlement negotiations in an attempt to resolve the Action.  Unfortunately, this first round of negotiations did not result in a resolution.

On January 11, 2010, Plaintiff withdrew his appeal and shortly thereafter sent a letter to IR’s Board demanding that the Board take action against the Individual Defendants for allegedly breaching their fiduciary duties to the Company and its shareholders by engaging in, among other things, the alleged improper revenue recognition practices.  In response to Plaintiff’s Demand (as defined in ¶1.5), the Board formed a Special Committee to investigate Plaintiff’s claims set forth in the Demand.

In or about March 2010, IR and Plaintiff continued their settlement discussions.  On March 4, 2010, Plaintiff sent another settlement demand letter to IR’s counsel setting forth corporate governance reforms necessary to resolve Plaintiff’s claims.  Specifically, Plaintiff further requested that, among other things, the Company establish key positions in order to improve oversight of the Company’s internal controls worldwide, which was designed to prevent future occurrence of the alleged misconduct.  Following IR’s receipt of the settlement demand letter, the Parties continued discussing a potential settlement.  IR and Plaintiff engaged in good faith, arm’s-length negotiations concerning the possible terms of resolution.  As a result of these discussions, IR and Plaintiff agreed to settle the Action and the Demand on terms and conditions set forth in this Stipulation.  The Individual Defendants have agreed to join this Stipulation solely to facilitate the settlement; however, neither the fact of this settlement nor anything in this Stipulation is intended to be or should be construed to suggest any wrongdoing whatsoever on the part of any Individual Defendant.

II.                                     PLAINTIFF’S RESEARCH AND INVESTIGATION

Plaintiff, through Plaintiff’s Counsel (as defined in ¶1.15), conducted an extensive investigation during the development and prosecution of the Action and issuance of the Demand.  This investigation has included, inter alia, (i) inspecting, reviewing and analyzing the Company’s financial filings and other publicly-available documents as well as documents produced to Plaintiff’s Counsel; (ii) researching corporate governance issues; (iii) responding to IR’s demurrer; (iv) participating in extensive discussions with IR’s counsel; and (v) researching the applicable law with respect to the claims asserted in the Action, the Demand and the potential defenses thereto.

III.                                 CLAIMS OF THE PLAINTIFF AND BENEFITS OF SETTLEMENT

Plaintiff believes that the claims he has asserted in the Litigation on behalf of IR have merit.  However, Plaintiff’s Counsel recognizes and acknowledges the expense and length of continued proceedings necessary to prosecute the Litigation against the Individual Defendants through trial and through appeals.  Plaintiff’s Counsel has also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Litigation, the strength of defenses that would be asserted by the Individual Defendants, as well as the difficulties and delays inherent in such litigation.  In that regard, Plaintiff’s Counsel is also mindful of the problems of proof and possible defenses to the claims asserted in the Litigation or which may be asserted.  Based on their evaluation, Plaintiff and Plaintiff’s Counsel have determined that the Settlement set forth in the Stipulation confers substantial benefits upon IR and its shareholders and is in the best interests of IR and its shareholders.

IV.                                DEFENDANTS’ DENIAL OF WRONGDOING AND LIABILITY

The Individual Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiff on behalf of IR in the Litigation. The Individual Defendants believe there is no substance to any of the claims in this action and have agreed to this settlement solely to put an end to this litigaiton and on the basis that the settlement may not be construed to imply any wrongdoing on their part.  IR has taken into account the uncertainty and risks inherent in any litigation, especially in complex cases such as this one.  IR has determined that it is desirable that the Litigation, and all of the Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation.  IR is entering into the Stipulation because it believes that the corporate governance enhancements set forth in the Stipulation confer substantial benefits upon IR and its shareholders and is in the best interests of IR and its shareholders.

V.                                    TERMS OF THE STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and between the undersigned counsel for the Parties, in consideration of the benefits flowing to the Parties from the Settlement, and subject to the approval of the Court, that all Released Claims shall be and hereby are compromised, settled, discontinued and dismissed with prejudice and without costs (except as defined herein) as to all Released Parties upon the terms and conditions herein.

1.             Definitions

As used in this Stipulation, the following terms shall have the meanings specified below:

1.1           “Action” means the derivative action captioned Donald R. Mayers v. Eric Lidow, et al., Case No. BC395652 (Cal. Sup. Ct. filed Aug. 1, 2008), previously pending in the Superior Court of California, County of Los Angeles, and its subsequent appeal.

1.2           “Board” means IR’s Board of Directors.

1.3           “Court” means Superior Court of California, County of Los Angeles.

1.4           “Defendants” means, collectively, nominal defendant IR and the Individual Defendants.

1.5           “Demand” means the shareholder demand made by Plaintiff on January 25, 2010.

1.6           “Effective Date” means the first date by which all of the events and conditions specified in ¶5.1 of the Stipulation have been met and have occurred.

1.7           “Final” means the time when the Judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review.  More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Litigation; or

(2) an appeal has been filed and the courts of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal.

1.8           “Individual Defendants” means Eric Lidow, Alexander Lidow, Ph.D., Robert Grant, Michael P. McGee, Robert S. Attiyeh, James D. Plummer, Jack O. Vance and Rochus E. Vogt.

1.9           “Judgment” means the order and judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit C.

1.10         “Litigation” means the Action and the Demand.

1.11         “Notice” means the Notice of Proposed Settlement of the Action and of the Settlement Hearing, substantially in the form attached hereto as Exhibit B.

1.12         “Parties” means, collectively, each of the Individual Defendants, IR and Plaintiff, on behalf of himself and derivatively on behalf of IR.

1.13         “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.14         “Plaintiff” means Donald R. Mayers.

1.15         “Plaintiff’s Counsel” means Barroway Topaz Kessler Meltzer & Check, LLP and Rosman & Germain LLP.

1.16         “Preliminary Approval Order” means the Preliminary Approval Order substantially in the form of Exhibit A hereto, requesting preliminary approval of the Settlement set forth in the Stipulation.

1.17         “Related Persons” means each of the Individual Defendants’ respective present or former spouses, heirs, executors, estates, or administrators; each of the Individual Defendants’

respective present and former attorneys, legal representatives, and assigns in connection with the Litigation; and all of the Nominal Defendants’ past and present directors, officers, agents, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, divisions, and related or affiliated entities.

1.18         “Released Claims” means all claims, demands, rights, liabilities, suits and causes of action of every nature and description whatsoever, including Unknown Claims, that have been or could have been asserted in the Litigation by Plaintiff, IR, or any IR shareholder derivatively on behalf of IR, against any Individual Defendant arising out of or relating in any way to any of the transactions, disclosures, acts, or occurrences, statements, or omissions, or failures to act that were alleged in the Litigation, or any claims in connection with, based upon, or arising out of, or relating to the Settlement; provided, however, that “Released Claims” shall expressly exclude (a) any claims, demands, rights, liabilities, suits and causes of action to enforce the terms of the Settlement; (b) any and all claims, demands, rights, liabilities, suits and causes of action asserted or that could be asserted by IR in an action captioned International Rectifier Corporation v. Alexander Lidow, et al., Case No. BC409749 (Cal. Sup. Ct. filed Mar. 16, 2009), pending in the Superior Court of California, County of Los Angeles, and in an action captioned International Rectifier Corporation v. Alexander Lidow, et al., Case No. 08-cv-05869 (C.D. Cal. filed Sept. 8, 2008), formerly pending in the United States District Court for the Central District of California; (c) any and all defenses, claims, demands, rights, liabilities, suits and causes of action asserted or that could be asserted by IR in an action captioned Alexander Lidow v. International Rectifier Corporation, Case No. BC409750 (Cal. Sup. Ct. filed Mar. 16, 2009), pending in the Superior Court of California, County of Los Angeles, and (d) with respect to the excluded matters identified in (b) and (c) of this definition, any claims, demands, rights, liabilities, suits and causes of action to enforce an undertaking provided by an Individual Defendant to IR to secure advancement and indemnification obligations owed by IR to the Individual Defendant.

1.19         “Released Persons” means each and all of the Individual Defendants and their Related Persons.

1.20         “Settlement” means the settlement and compromise of the Litigation as provided for herein.

1.21         “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness and reasonableness of the Settlement.

1.22         “Stipulation” means this Stipulation of Settlement.

1.23         “Unknown Claims” means any of the Released Claims, which any Party or Related Person does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement.  With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, the Parties shall expressly waive, and by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code § 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Upon the Effective Date, the Parties shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542.  The Parties may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Party shall expressly settle and release, and each IR shareholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct that is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.  The Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

2.             Settlement Consideration.

2.1           After extensive settlement negotiations, IR and Plaintiff have reached an agreement regarding various corporate governance issues, including measures that relate to and address many of the underlying issues in the Litigation.  IR acknowledges that the Litigation was a material causal factor in the adoption and/or implementation of the corporate governance reforms set forth below, and that such measures confer substantial benefits to IR and its shareholders.

2.2           Accordingly, IR agrees that, as a result of the Litigation and as part of the Settlement of the Litigation, IR shall adopt the corporate governance reforms set forth below:

a.                                       The Company shall employ a qualified individual as the Director or Vice President of Internal Auditing, who shall report directly to the Audit Committee.  The responsibilities of this individual shall include, among other things:

•                  documentation and evaluation of the Company’s internal controls (as required by section 404 of the Sarbanes-Oxley Act);

•                  quarterly evaluation of material changes to internal controls over financial reporting;

•                  planning and performing annual testing of key controls over financial reporting;

•                  annual risk assessment and development of an annual internal audit plan;

•                  planning and performing annual operational, financial and IT audits;

•                  producing reports and recommendations on observations related to the evaluations to the Audit Committee, the Board, and/or senior management, as necessary;

•                  determining areas of potential risk and evaluating their significance in relation to operational factors and objectives;

•                  communicating effectively with management throughout the audit process through timely communication of audit issues and recommendations both verbally and in writing;

•                  reporting audit issues and recommendations to the Audit Committee periodically throughout the audit process;

•                  maintaining effective relationships with management, external auditors and the Audit Committee;

•                  presenting the status of internal audit projects and internal controls to the Audit Committee (at least quarterly); and

•                  monitoring the implementation of internal audit recommendations.

b.                                      The Company shall employ qualified individuals as (a) a worldwide or global controller and (b) a director of public reporting, who shall each report directly to the Chief Financial Officer of the Company.  The responsibilities of these individuals, depending upon the position, shall include:

•                  consolidating subsidiary accounting results;

•                  maintaining the Company’s public reporting packages templates;

•                  interpreting U.S. Generally Accepted Accounting Principles (“GAAP”), including writing technical memoranda, authoring IR accounting policies (as applicable to IR reporting segments), documenting and distributing accounting policies to subsidiary finance teams and educating subsidiary finance teams;

•                  ensuring subsidiary compliance with GAAP and public reporting requirements;

•                  conducting research on accounting and public reporting issues to meet external requirements, including implementing recently issued, applicable accounting pronouncements;

•                  determining appropriate accounting treatment for transactions and drafting technical memoranda to support accounting treatment;

•                  monitoring and gauging the impact of new and upcoming changes in accounting standards on the Company at a consolidated level and internationally;

•                  directly overseeing the corporate accounting team;

•                  indirectly overseeing the accounting process worldwide;

•                  exercising direct or indirect responsibilities for the internal control structure; and

•                  participating in and supporting the annual and quarterly audits and maintaining a productive working relationship with external auditors.

c.                                       At least annually the Audit Committee shall meet with the Company’s Director or Vice President of Internal Auditing and independent auditors.  Through its review and approval of the Company’s quarterly and annual financial statements, the Audit Committee shall review and approve the Company’s reporting of sales and accounting for revenues.

d.             Each independent director shall certify in writing annually that he or she is an “Independent Director” as defined by the Company’s then-current Amended and Restated Corporate Governance Principles and applicable exchange listing rules, if any, and shall promptly inform the Chairman of the Nominating and Governance Committee of the Board and the General Counsel of the Company of any change in his or her independent status.

e.             The Board and the Company have taken appropriate steps to eliminate the Board’s longstanding practice of having a staggered board.

f.              Each member of the Board shall be expected to attend each annual shareholder meeting, either in person, by videoconference or by telephone.

g.             During the annual shareholder meeting, shareholders shall have the right to ask questions, and where appropriate, the Chief Executive Officer and members of the Board shall respond to those questions.

h.             The Company has also adopted a “Recoupment Policy,” which states:

If the Company restates all or a portion of its financial statements, the Board, or the appropriate committee designated by the Board, will review the bonus and other awards made to each of the Executive Officers based on financial results during the period subject to the restatement, and the Board or the committee will, to the extent it deems it appropriate, seek reimbursement of any bonus or incentive compensation paid to the officer after May 11, 2009, cause the cancellation of restricted or deferred stock awards and outstanding stock options, and seek reimbursement of any gains realized on the exercise of stock options attributable to such awards, if and to the extent that (a) the amount of incentive compensation is calculated based upon the achievement of certain financial results that are subsequently reduced due to the restatement, and (b) the amount of the bonus or incentive compensation that would have been awarded to the officer had the financial results been properly reported would have been lower than the amount actually awarded.  In determining the appropriateness of taking any such action with respect to any officer, the Board, or an appropriate committee, may consider all factors the Board, or the committee, deems relevant, including (i) whether the officer caused or contributed to the need for the restatement, (ii) whether fraud or misconduct caused or contributed to the need for the restatement, (iii) the officer’s contribution to discovering the need for the restatement and effecting the restatement, (iv) the officer’s past and ongoing contributions to the Company, (v) the potential impact of any such action on the ability of the Company to achieve its business and legal objectives, (vi) the financial ability of the officer to pay any reimbursement amounts that may be sought, and (vii) any legal impediments to taking any such action.

In addition, if the Board, or any appropriate committee, determines that any fraud, negligence, or intentional misconduct by an Executive Officer is a significant contributing factor to the Company having to restate all or a portion of its financial statement(s), the Board or committee shall take, in its discretion, such other action as it deems appropriate to remedy the misconduct and prevent its recurrence.  In that connection, the Board or the committee may dismiss the officer, authorize legal action, or take such other action to enforce the officer’s obligations to the Company as it may deem appropriate in view of all the facts surrounding the particular case.  The Board or the committee may, in determining the appropriate action take into account penalties or other remedies imposed by third parties, such as law enforcement agencies, regulators or other authorities.   The Board’s or

committee’s power to determine the appropriate actions for the wrongdoer is in addition to, and not in replacement of, remedies imposed by such entities.

For purposes of this policy, “Executive Officer” means any officer who has been designated an executive officer by the Board.

3.             Attorneys’ Fees and Expenses

3.1           After negotiation of the material terms of the Settlement, IR’s counsel and Plaintiff’s Counsel engaged in an arm’s length negotiation regarding the attorneys’ fees and expenses to be paid to Plaintiff’s Counsel for the benefits conferred upon the Company as a part of the Settlement.  As a result of those negotiations, the Company has agreed to pay to Plaintiff’s Counsel fees and expenses in the amount of $550,000, subject to Court approval (the “Fee and Expense Award”).

3.2           Within ten (10) business days of issuance of an order by the Court finally approving the Settlement, IR will pay the Fee and Expense Award to Barroway Topaz Kessler Meltzer & Check, LLP.  Each Plaintiff’s Counsel receiving an allocation of the Fee and Expense Award agrees to make a refund or repayment of the principal amount and any accrued interest thereon it received if and when, as a result of any further order of the Court, appeal, further proceedings on remand, or successful collateral attack, the Settlement does not become Final.

3.3           Defendants shall also waive costs awarded to Defendants pursuant to California Code of Civil Procedure §1032(b) and California Rule of Court 3.1700 in the amount of $11,390.00 in connection with the Court’s dismissal of the Action on August 13, 2009.

3.4           Except as expressly provided herein, Plaintiff and Plaintiff’s Counsel shall bear their own fees, costs and expenses, and no Party shall assert any claim for expenses, costs and fees against Plaintiff or Plaintiff’s Counsel.

4.             Preliminary Order and Settlement Hearing

4.1           Promptly after execution of the Stipulation, the Parties shall submit the Stipulation and its Exhibits to the Court and apply for entry of the Preliminary Approval Order.

4.2           Within ten (10) days of the issuance of the Preliminary Approval Order, IR shall cause the Notice and Stipulation to be filed with the Securities and Exchange Commission on a

Form 8-K and shall post the Stipulation on its website.  IR shall be responsible for the cost and dissemination of the Notice to its shareholders of record after approval of the form by the Court.

4.3           The Parties will request that, after Notice is disseminated, the Court hold the Settlement Hearing and approve the Settlement of the Litigation as set forth herein and enter the Judgment: (a) approving the terms of the Settlement as fair, reasonable and adequate, including attorneys’ fees and expenses in the amount negotiated by the Parties; and (b) dismissing with prejudice all Released Claims against any of the Released Persons.

5.             Effective Date of Settlement, Waiver, or Termination

5.1           The Effective Date of this Stipulation shall be conditioned on the occurrence of all of the following events:

a.             approval of the Settlement by IR’s Board;

b.             entry of the Judgment by the Court in the Litigation approving the Settlement and dismissing with prejudice the Litigation, as to the Parties, without awarding costs to any party, except as provided herein;

c.             payment of the awarded attorneys’ fees and expenses; and

d.             the passing of the date upon which the Judgment becomes Final.

5.2           If any of the conditions specified in ¶5.1 are not met, then the Stipulation shall be canceled and terminated subject to ¶5.3 unless counsel for the Parties mutually agree in writing to proceed with the Stipulation.

5.3           In the event that the Stipulation of Settlement is not approved by the Court, or the Settlement is terminated for any reason, the Parties shall be restored to their respective positions as of the date of the execution of this Stipulation (including, without limitation, the reinstatement and re-entry of the 9/1/09 Final Judgment), and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Parties, shall not be deemed construed to be an admission by any Party of any act, matter, or proposition and shall not be used in any manner for any purpose in any subsequent proceeding in the Litigation or in any other action or proceeding.

6.             Releases

6.1           Upon the entry of the Judgment, Plaintiff, derivatively on behalf of IR, and IR shall have, and by operation of the Judgment shall be deemed to have, fully, finally, and forever released, relinquished and discharged all Released Claims against the Released Persons.  Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation.

6.2           Upon the entry of the Judgment, each of the Released Persons and IR shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged Plaintiff and Plaintiff’s Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Litigation or the Released Claims.  Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation.

7.             Miscellaneous Provisions

7.1           The Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

7.2           The Parties intend this Settlement to be a final and complete resolution of all disputes between them with respect to the Litigation.  The Settlement compromises claims that are contested and shall not be deemed an admission by any of the Parties as to the merits of any claim, allegation or defense.  The Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel.

7.3           Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed  to be or may be offered, attempted to be offered or used in any way by the Parties or any other Person as a presumption, a concession or an admission of, or evidence of, jurisdiction over, fault, wrongdoing or liability of the Individual Defendants or of the validity of any Released Claims; or (b) is intended by the Parties to be offered or received as evidence or used by any other Person in any other actions or proceedings, whether civil, criminal or administrative.

7.4           The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, except in those actions specified in ¶1.18 herein, and in which actions this Stipulation and the Judgment shall not be admissible for any purpose.

7.5           The Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.6           The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Parties or their respective successors-in-interest.

7.7           This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Parties and no representations, warranties or inducements have been made to any Party concerning the Stipulation or any of its Exhibits other than the representations, warranties and covenants contained and memorialized in such documents.  Except as otherwise provided herein and subject to applicable indemnities and policies of insurance, each of the Parties shall bear their own costs.

7.8           Plaintiff’s Counsel, derivatively on behalf of IR, are expressly authorized by Plaintiff to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized by Plaintiff to enter into any modifications or amendments to the Stipulation that they deem appropriate on behalf of Plaintiff.

7.9           Each counsel or other Person executing the Stipulation or its Exhibits on behalf of any Party hereby warrants that such Person has the full authority to do so on behalf of that Party.  Moreover, each Party hereby warrants that such Person has the full authority to enter into this Stipulation.

7.10         The Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument.  A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

7.11         The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties and the Released Persons.

7.12         The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Parties submit to the jurisdiction of the Court solely for purposes of implementing and enforcing the settlement embodied in the Stipulation.

7.13         This Stipulation and the Exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State’s choice-of-law principles.

7.14         Neither the Settlement nor any of its terms shall constitute an admission or finding of wrongful conduct, acts or omissions.

IN WITNESS WHEREOF, the Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated July 16, 2010.

BARROWAY TOPAZ KESSLER	SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
MELTZER & CHECK, LLP

/s/ Michael J. Hynes	/s/ John P. Stigi III
Michael J. Hynes	John P. Stigi III
mhynes@btkmc.com	jstigi@sheppardmullin.com
Tara P. Kao	1901 Avenue of the Stars
tkao@btkmc.com	Sixteenth Floor
280 King of Prussia Road	Los Angeles, CA 90067
Radnor, PA 19087	Telephone: (310) 228-3700
Telephone: (610) 667-7706	Facsimile: (310) 228-3701
Facsimile: (610) 667-7056
Counsel for Plaintiff	Counsel for Robert Attiyeh, James D. Plummer, Jack O’Vance, Rochus E. Vogt, Richard J. Dahl, Oleg Khaykin, Mary B. Cranston, Tom Lacey, and International Rectifier Corp.

SULLIVAN & CROMWELL LLP	MUNGER, TOLLES & OLSON LLP

/s/ Robert A. Sacks	/s/ Robert Dell Angelo
Robert A. Sacks	Robert Dell Angelo
sacksr@sullcrom.com	Robert.DellAngelo@mto.com
1888 Century Park East	355 South Grand Avenue
Los Angeles, CA 90067-1725	35th Floor
Telephone: (310) 712-6600	Los Angeles, CA 90071
Facsimile: (310) 712-8800	Telephone: (213) 683-9100
Facsimile: (213) 683-3702
Counsel for Alex Lidow
Counsel for Robert Grant
LATHAM & WATKINS LLP
GIBSON, DUNN & CRUTCHER LLP

/s/ Pamela S. Palmer
Pamela S. Palmer	/s/ Joel A. Feuer
pamela.palmer@lw.com	Joel A. Feuer
355 South Grand Avenue	JFeuer@gibsondunn.com
Los Angeles CA 90071-1560	2029 Century Park East
Telephone: (213) 891-8435	Los Angeles, CA 90067-3026
Facsimile: (213) 891-8763	Telephone: (310) 552-8500
Facsimile: (310) 551-8741
Counsel for Michael McGee
Counsel for Eric Lidow

Exhibit A

ROSMAN & GERMAIN LLP
Daniel L. Germain (Bar No. 143334)
16311 Ventura Boulevard, Suite 1200
Encino, CA 91436-2152
Telephone: (818) 788-0877
Facsimile: (818) 788-0885

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
Eric L. Zagar (Bar No. 250519)
Michael J. Hynes
Tara P. Kao
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Facsimile: (610) 667-7056

Counsel for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF LOS ANGELES

DONALD R. MAYERS, derivatively on behalf of nominal defendant INTERNATIONAL RECTIFIER CORPORATION,	Case No. BC395652

Plaintiffs, v.	[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE

ERIC LIDOW, ALEXANDER LIDOW, PH.D., ROBERT GRANT, MICHAEL P. MCGEE, ROBERT S. ATTIYEH, JAMES D. PLUMMER, JACK O. VANCE, and ROCHUS E. VOGT,	Date: July 22, 2010 Time: 2:00 p.m. Dept: 322
Before: Hon. Carl J. West
Defendants,

and

INTERNATIONAL RECTIFIER CORPORATION,

Nominal Defendant.

The parties to the above-captioned derivative action (the “Action”) have moved for an Order to approve the proposed settlement of the Action in accordance with the Stipulation of Settlement entered into by the parties, dated as of July 16, 2010 (the “Stipulation”).  The Court having read and considered the Stipulation and accompanying documents, and all parties having consented to the entry of this Order,

NOW, THEREFORE, this                            day of                     , 2010, upon the joint motion of the parties, IT IS HEREBY ORDERED as follows:

1.                                       Except for terms defined herein, the Court adopts and incorporates the definitions in the Stipulation for purposes of this Order.

2.                                       The Settlement appears to be the product of serious, informed, non-collusive negotiations, has no obvious deficiencies, provides substantial value to the Company, and falls within the range of possible approval and, therefore, merits further consideration.

3.                                       The Court preliminarily finds that the Settlement is fair, reasonable, adequate, and in the best interests of the Company and its shareholders.

4.                                       The Court is scheduling a Settlement Hearing, to be held on           , at      :00        .m. before the Honorable Carl J. West, in Department 322, located at 600 S. Commonwealth Ave., Los Angeles, CA 90005, to:

a.                                       consider whether the Settlement as fair, reasonable, adequate, and in the best interests of the Company and its shareholders;

b.                                      consider Final Judgment and Order of Dismissal dismissing the Action with prejudice, with each party to bear its, his or her own costs, except as provided for in the Stipulation, and release and enjoin prosecution of any and all Released Claims; and

c.                                       hear other such matters as the Court may deem necessary and appropriate.

5.                                       The Court reserves the right to adjourn the Settlement Hearing or modify any of the dates set forth herein without further notice to the Company’s shareholders.

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6.                                       The Court reserves the right to approve the Settlement at or after the Settlement Hearing with such modifications as may be consented to by the Parties to the Action and without further notice to the Company’s shareholders.

7.                                       The Court approves, as to form and content, the Notice of Proposed Settlement of Shareholder Derivative Action and Hearing Thereon (the “Notice”), annexed as Exhibit C to the Stipulation.

8.                                       No later than               day of                   , 2010, IR shall cause a copy of the Notice, substantially in the form annexed as Exhibit C to the Stipulation, to be filed with the Securities and Exchange Commission via Form 8-K.  International Rectifier shall also cause the Stipulation to be published on the Company’s website.  All costs incurred in notifying the Company’s shareholders of the Settlement shall be paid by the Company.

9.                                       The Court finds that the form and the method of Notice specified herein meets the requirements of California law and due process and any other applicable laws and is the best notice practicable under the circumstances, and shall constitute due and sufficient notice of all matters relating to the Settlement.

10.                                 At least seven (7) days prior to the Settlement Hearing, Defendants’ Counsel shall file with the Court and serve on Plaintiff’s Counsel proof, by affidavit or declaration, of such notice.

11.                                 All proceedings in the Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Stipulation and the Settlement, are hereby stayed and suspended until further order of this Court.  Pending final determination of whether the Stipulation should be approved, Plaintiff, the Company, and all of the Company’s shareholders, and any of them, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Parties.

12.                                 Any IR shareholder may appear and show cause, if he, she, or it has any reason why the proposed Settlement of the Action should not be approved as fair, reasonable, and adequate, or

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why a Judgment should not be entered thereon; provided, however, that no IR shareholder shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, or, if approved, the Final Judgment and Order of Dismissal to be entered thereon approving the same unless, no later than fourteen (14) days prior to the Settlement Hearing, that person files with the Court and serves upon counsel of record in this Action his, her, or its objection or opposition in writing, together with copies of any supporting papers and briefs upon which he, she or it intends to rely and a sworn statement attesting to the date of purchase by such person of his or her or its IR common stock and documentation of his, her or its continued ownership thereof.  In addition, such person shall serve and show due proof of service, on or before the aforesaid date, of copies of such objection or opposition, supporting papers and briefs, and sworn statement of purchase and continued ownership upon each of the following counsel:

BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP	SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
Michael J. Hynes	John P. Stigi III
280 King of Prussia Road	1901 Avenue of the Stars
Radnor, PA 19087	Suite 1600
Telephone: (610) 667-7706	Los Angeles, CA 90067
Fax: (267) 948-2512	Telephone: (310) 228-3717
Fax: (310) 228-3917

13.                                 All papers in support of the proposed Settlement shall be filed no later than seven (7) days prior to the Settlement Hearing.

14.                                 All papers responding to any shareholder opposition or objection filed hereto shall be filed no later than five (5) Court days prior to the Settlement Hearing.

15.                                 Any person who fails to object in the manner prescribed above shall be deemed to have waived such objection and forever shall be barred from raising such objection or otherwise contesting the Settlement in this or any other action or proceeding.

16.                                 If the Settlement provided for in the Stipulation shall be approved by the Court following the Settlement Hearing, a Final Judgment shall be entered as described in the Stipulation.

17.                                 If the Stipulation is not approved by the Court, is terminated, or shall not become effective for any reason, the Action shall revert to its prior status, as if the Stipulation had not been

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made and had not been submitted to the Court, and neither the Stipulation, any provision contained in the Stipulation, any action undertaken pursuant thereto, nor the negotiation thereof by any party shall be deemed an admission or offered or received in evidence at any proceeding in the Action or any other action or proceeding.

IT IS SO ORDERED.

Dated: July , 2010
The Honorable Carl J. West
Judge of the Superior Court of the State of California

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Exhibit B

ROSMAN & GERMAIN LLP
Daniel L. Germain (Bar No. 143334)
16311 Ventura Boulevard, Suite 1200
Encino, CA 91436-2152
Telephone: (818) 788-0877
Facsimile: (818) 788-0885

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
Eric L. Zagar (Bar No. 250519)
Michael J. Hynes
Tara P. Kao
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Facsimile: (610) 667-7056

Counsel for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF LOS ANGELES

DONALD R. MAYERS, derivatively on behalf of nominal defendant INTERNATIONAL RECTIFIER CORPORATION,	Case No. BC395652

Plaintiffs, v.	NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING THEREON

ERIC LIDOW, ALEXANDER LIDOW, PH.D., ROBERT GRANT, MICHAEL P. MCGEE, ROBERT S. ATTIYEH, JAMES D. PLUMMER, JACK O. VANCE, and ROCHUS E. VOGT,	Date: July 22, 2010 Time: 2:00 p.m. Dept: 322 Before: Hon. Carl J. West
Defendants,

and

INTERNATIONAL RECTIFIER CORPORATION,

Nominal Defendant.

TO:                          ALL CURRENT RECORDHOLDERS AND BENEFICIAL OWNERS OF INTERNATIONAL RECTIFIER CORPORATION (“IR” OR THE “COMPANY”) COMMON STOCK AS OF                                , 2010

THIS NOTICE IS GIVEN pursuant to an Order of the Superior Court of the State of California, County of Los Angeles (the “Court”), dated                    day of              , 2010, in the above captioned putative derivative action (the “Action”).  Plaintiff brought claims in the Action and sought to pursue them derivatively on behalf of IR.

YOU ARE HEREBY NOTIFIED that the above-captioned Action is being settled on the terms set forth in a Stipulation of Settlement dated July 16, 2010 (the “Stipulation”).(1)  The proposed Settlement, which is subject to Court Approval, consists of (1) the adoption and/or implementation of a variety of corporate governance measures, including measures that relate to and address the underlying claims in the Action; and (2) the payment of Plaintiff’s Counsel’s attorneys’ fees and expenses in the amount of $550,000.

IF YOU ARE A CURRENT OWNER OF IR COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.  PLEASE NOTE, HOWEVER, THAT BECAUSE THIS IS A SHAREHOLDER DERIVATIVE ACTION AND NOT A CLASS ACTION, NO INDIVIDUAL STOCKHOLDER HAS A RIGHT TO BE COMPENSATED AS A RESULT OF THE PROPOSED SETTLEMENT.

On the                    day of                  , 2010 at            .m., a hearing (the “Settlement Hearing”) will be held before the Honorable Carl J. West, in Department 322, located at 600 S. Commonwealth Ave., Los Angeles, CA 90005, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable and adequate; and (2) whether the Action should be dismissed on the merits and with prejudice.

Any shareholder of IR that objects to the Settlement of the Action shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a shareholder of record or beneficial owner as of              day of                   , 2010.  Any shareholder of IR who satisfies this requirement may enter an appearance through counsel of such shareholder’s own

(1) This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court, attached to the Company’s Current Report on the Company’s Form 8-K filed with the United States Securities and Exchange Commission on dated                      day of                        , 2010 and published on the Company’s website.  All capitalized terms herein have the same meanings as set forth in the Stipulation.

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choosing and at such member’s own expense or may appear on their own.  However, no shareholder of IR shall be heard at the Settlement Hearing unless no later than 14 days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to Plaintiff’s Counsel and Defendants’ Counsel a written notice of objection, their ground for opposing the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in IR.  Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the Court on or before                       day of                    , 2010 with service on the following parties:

Michael J. Hynes	John P. Stigi III
BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP	SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
280 King of Prussia Road	1901 Avenue of the Stars
Radnor, PA 19087	Suite 1600
Los Angeles, CA 90067
Counsel for Plaintiff
Counsel for Defendants

Inquiries may be made to Plaintiff’s Counsel: Michael J. Hynes, 280 King of Prussia Road, Radnor, PA 19087; telephone: (610) 667-7706.

DATED July , 2010	BY ORDER OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES

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Exhibit C

ROSMAN & GERMAIN LLP
Daniel L. Germain (Bar No. 143334)
16311 Ventura Boulevard, Suite 1200
Encino, CA 91436-2152
Telephone: (818) 788-0877
Facsimile: (818) 788-0885

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
Eric L. Zagar (Bar No. 250519)
Michael J. Hynes
Tara P. Kao
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Facsimile: (610) 667-7056

Counsel for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF LOS ANGELES

DONALD R. MAYERS, derivatively on behalf of nominal defendant INTERNATIONAL RECTIFIER CORPORATION,	Case No. BC395652

Plaintiffs,	[PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL
v.

ERIC LIDOW, ALEXANDER LIDOW, PH.D., ROBERT GRANT, MICHAEL P. MCGEE, ROBERT S. ATTIYEH, JAMES D. PLUMMER, JACK O. VANCE, and ROCHUS E. VOGT,	Date: July 22, 2010 Time: 2:00 p.m. Dept: 322 Before: Hon. Carl J. West

Defendants,

and

INTERNATIONAL RECTIFIER CORPORATION,

Nominal Defendant.

WHEREAS, this matter having come before the Court for final approval of the proposed settlement of the above-captioned action (the “Action”);

WHEREAS, the Parties to Action entered into a Stipulation of Settlement dated July 16, 2010, (the “Stipulation”), and have applied to this Court for final approval of the settlement provided for therein (the “Settlement”);

WHEREAS, on the                    day of                        , 2010, this Court entered a Preliminary Approval Order (“Preliminary Order”), preliminarily approving the Settlement and requiring notice to stockholders of International Rectifier Corporation (“IR” or “the Company”), who held shares of IR common stock on                       day of                     , 2010, via filing a Form 8-K with the Securities and Exchange Commission and by publication of the Stipulation on IR’s website;

WHEREAS, Notice has been provided to stockholders of IR in compliance with the Preliminary Order; and

WHEREAS, in accordance with the Preliminary Order and the Notice described therein, a hearing was held on                day of                      , 2010, all interested parties were afforded an opportunity to be heard, and the Court made certain findings of fact and conclusions of law, as set forth in the transcript of that hearing;

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NOW, THEREFORE, IT IS ORDERED, ADJUDGED AND DECREED that:

1.                                       The terms and definitions employed in the Stipulation are incorporated by reference and adopted herein.

2.                                       This Court has jurisdiction over the subject matter of the Action, over all parties to the Action and over those persons and entities, if any, that objected to the Settlement.

3.                                       The Settlement of the Action is, in all respects, fair, reasonable and adequate, and is in the best interest of IR and its shareholders and should be approved.  Accordingly, the Stipulation and Settlement are hereby approved.

4.                                       The Notice provided for in the Preliminary Order constitutes the best notice practicable under the circumstances and is in full compliance with the notice requirements of due process.

5.                                       The Action is hereby dismissed in its entirety, with prejudice and without costs to any party, other than as set forth in the Stipulation and this Final Judgment and Order of Dismissal.

6.                                       The Court hereby approves the release provisions of the Stipulation in favor of the Individual Defendants and others, and directs that, in consideration of the terms and conditions of the Stipulation, upon the Effective Date, Plaintiff and any other present stockholders of the Company (claiming by, through, in the right of, or on behalf of the Company), and the Company (or any person claiming by, through, in the right of, or on behalf of the Company, by subrogation, assignment or otherwise) fully, finally and forever release, relinquish and discharge all Released Claims against the Released Persons and any Related Persons.

7.                                       The Court hereby approves the release provisions of the Stipulation in favor of Plaintiff and others, and directs that, in consideration of the terms and conditions of the Stipulation, upon the Effective Date, each of the Defendants, the Released Persons and any Related Persons, fully, finally and forever release, relinquish and discharge Plaintiff and his counsel from all claims arising out of, or relating to or in connection with, their institution, prosecution, assertion or resolution of the Action or the Released Claims.

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8.                                       IR shall pay to Plaintiff’s Counsel attorneys’ fees and expenses in the amount of $550,000, with such payment to be made in accordance with the terms of the Stipulation.

9.                                       This Final Judgment and Order of Dismissal, the Stipulation, all exhibits thereto, and any and all negotiations, papers, writings, statements and/or proceedings related to the Settlement are not, and shall not in any way be used or construed as (a) an admission, or evidence of, the validity of any Released Claim or of any wrongdoing or liability of the Individual Defendants; or (b) an admission of, or evidence of, any fault or omission of any of the Individual Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal, other than in such proceedings as may be necessary to consummate or enforce the Stipulation, the Settlement or this Final Judgment and Order of Dismissal, provided, however, that the Defendants may file the Stipulation and/or the Final Judgment and Order of Dismissal in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, except in those actions specified in ¶1.18 of the Stipulation, and in which actions the Stipulation and this Final Judgment and Order of Dismissal shall not be admissible for any purpose.

10.                                 Without affecting the finality of this Final Judgment and Order of Dismissal in any way, this Court hereby retains jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, including effectuating the release of claims in related proceedings, and all parties hereto submit to the jurisdiction of the Court for the purposes of implementing and enforcing the Settlement embodied in the Stipulation.

11.                                 In the event that the Effective Date does not occur in accordance with the terms of the Stipulation, including effectuating the release of claims in related proceedings, this Final Judgment and Order of Dismissal shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and Final Judgment and Order of Dismissal shall be null and void, except as otherwise provided for in the Stipulation.

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IT IS SO ORDERED.

Dated: July , 2010
The Honorable Carl J. West
Judge of the Superior Court of the State of California

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